Exhibit 99.07

TPR Review Data Compare Summary

3375_AVNHT 2026-HE1_Final_7-22-26

Run Date - 7/22/2026 9:30:00 AM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Account Open Date	492	1963	25.06%	The date captured by Mission reflects the HELOC Agreement Date, which is the date used for compliance testing. Aven's Account Open Date in tape represents the subsequent operational activation date after completion of required post-closing checks (e.g., compliance, lien, and other operational validations). As a result, minor differences between these dates are expected.
All Borrower Total Qualifying Income	5	1963	0.25%	In each case Mission verified all income from borrowers by reviewing income docs provided.
AmountofOtherLien	26	1818	1.43%	In each case the difference was in the estimated or calculated first lien balance. Mission used lien balalnce shown on credit report and in some cases there was no 1st lien balance or Aven calculated a balance slightly different. In each case the differences verified were within guidelines max CLTV.
B1FirstName	0	1963	0.00%
B1LastName	1	1963	0.05%	All variances were spelling differences in the tape vs on the note.
B2FirstName	0	508	0.00%
B2LastName	1	508	0.20%	All variances were spelling differences in the tape vs on the note.
CurrentEndOfMonthBalance	0	1963	0.00%
CurrentInterestRate	0	1963	0.00%
CurrentMaxLineOfCreditAsOfCutoffDate	0	1963	0.00%
Documentation type	0	1963	0.00%
InitialRate	2	1963	0.10%	In all cases Mission verified the initial rate from the HELOC Agreement.
LenderName	0	1963	0.00%
LienPosition	17	1963	0.87%	In each case mission verified lien position from title report and credit report data provided.
LoanAmount	0	1963	0.00%
LoanID	0	1963	0.00%
LoanProgram	0	1692	0.00%
LoanPurpose	0	1963	0.00%

Margin	1962	1963	99.95%	In these loans the Aven servicing platform (CoreCard) does not support negative margin values. To accommodate accounts with negative margins for the revolving plans, we embedded the negative margin into the index rate on the servicing system and a 0% margin to make the calculation work. For example, a Prime - 2.00% revolving plan will be represented in the tape with an Index of “WSJ Prime minus 2” ("WSJ_PRIME_MINUS_2") and a margin of 0%, which keeps every account's margin positive. The borrower-facing terms and the resulting APR are unaffected. The borrower still sees the APR that based on WSJ Prime and margin as mentioned in the account agreement. Mission simply captures the actual margin shown in the HELOC agreement.
Occupancy	0	1963	0.00%
Original Draw Term	0	1963	0.00%
PostlineDtiTapeValue	0	1963	0.00%
PropertyAddress	20	1963	1.02%	All variances were various slight spelling differences in the tape vs on the deed of trust.
PropertyCity	0	1963	0.00%
PropertyCounty	0	1963	0.00%
PropertyState	0	1963	0.00%
PropertyType	0	1963	0.00%
PropertyValue	1	1963	0.05%	In all cases Mission verified values from appraisal documents and 2nd lien values from 2nd lien documents or credit reports.
PropertyZipCode	0	1963	0.00%	All variances were various slight spelling differences in the tape vs on the deed of trust.
QualifyingCLTV	81	1963	4.13%	In each case except one the lien amounts used in calculation of CLTV were pulled from existing title reports and verified from credit reports. In each case while CLTV was different, the verified CLTV was still within guidelines.
QualifyingFICO	0	1963	0.00%
QualifyingPaymentFactor	0	273	0.00%
RefinanceOfPriorHeloc	0	1963	0.00%
RefinanceType	0	1963	0.00%
Term	5	1963	0.25%	In each case Mission verified the term from the Heloc Agreement.
TILA Status	0	1963	0.00%	TILA status is not applicable since these loans ar ATR/QM: Exempt
UnderwritingGuidelineName	0	1963	0.00%
UnderwritingGuidelineVersion	0	1963	0.00%
UnderwritingGuidelineVersionDate	0	1963	0.00%